UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 24, 2014

The Phoenix Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16517	06-1599088
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One American Row, Hartford, CT	06102 -5056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(860) 403-5000

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Failure to Satisfy a Continued Listing Rule or Standard

On January 24, 2014, via letter dated January 24, 2014, the New York Stock Exchange (“NYSE”) notified The Phoenix Companies, Inc. (the “Company”) that its shares may continue to trade on the NYSE until April 3, 2014, subject to reassessment on an ongoing basis.  The letter further provided that in the event that the Company does not file its Annual Report on Form 10-K for the year ended December 31, 2012 (the “2012 Form 10-K”) by April 3, 2014, the NYSE will move forward with the initiation of suspension and delisting procedures.  The Company has reported that it expects to file the 2012 Form 10-K with the U.S. Securities and Exchange Commission (the “SEC”) by March 31, 2014 and become a timely SEC filer with the filing of its second quarter 2014 Form 10-Q.

As disclosed in the Company’s Current Report on Form 8-K filed with the SEC on April 5, 2013, the Company was notified by the NYSE that, as a result of its failure to timely file the 2012 Form 10-K with the SEC, it was subject to the procedures specified in Section 802.01E (SEC Annual Report Timely Filing Criteria) of the Listed Company Manual of the NYSE.

As disclosed in the Company’s Current Report on Form 8-K filed with the SEC on September 27, 2013, pursuant to Section 802.01E, the Company made a request to the NYSE that its shares be permitted to continue to trade on the NYSE while the Company completes its restatement of financial statements for prior periods and prepares the 2012 Form 10-K.  On September 27, 2013, via letter dated September 26, 2013, the NYSE notified the Company that its shares may continue to trade on the NYSE until January 31, 2014, subject to reassessment on an ongoing basis.  The letter further provided that in the event that the Company is unable to file the 2012 Form 10-K on or prior to January 31, 2014, the Company may request that the NYSE permit its securities to continue to trade on the NYSE until April 3, 2014.

As disclosed in the Company’s Current Report on Form 8-K filed with the SEC on January 17, 2014, the Company made an additional extension request to the NYSE that its shares be permitted to continue to trade until April 3, 2014.

Item 7.01  Regulation FD Disclosure

On January 28, 2014, the Company issued a news release reporting that, as described in Item 3.01 of this Report, the Company received an extension for continued listing and trading of its common stock on the NYSE, a copy of which is furnished as Exhibit 99.1 hereto.

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CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The foregoing contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements.  These forward-looking statements include statements relating to, or representing management’s beliefs about, our future transactions, strategies, operations and financial results, including, without limitation, our expectation to provide information within anticipated timeframes and potential penalties that may result from failure to timely file statutory financial statements with state insurance regulators, and the Company’s ability to satisfy its requirements under, and maintain the listing of its shares on, the NYSE.  Such forward-looking statements often contain words such as “will,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should” and other similar words or expressions.  Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance.  Our ability to provide updated information about the restatement in the anticipated timeframe, complete the restatement and resume a timely filing schedule with respect to our SEC filings reflecting the restatement is subject to a number of contingencies, including but not limited to, whether we continue to identify errors in our consolidated financial statements, whether existing systems and processes can be timely updated, supplemented or replaced, and the number and complexity of, and periods covered by, the periodic reports that we will have to file with the SEC to reflect the restatement. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our other filings with the SEC.  Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.phoenixwm.com under “Investor Relations.”  You are urged to carefully consider all such factors.  We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date hereof, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized.  If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this Form 8-K, such statements or disclosures will be deemed to modify or supersede such statements in this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a)           Not applicable

(b)           Not applicable

(c)           Not applicable

(d)           Exhibits

The following exhibit is furnished herewith:

99.1           News Release of The Phoenix Companies, Inc. dated January 28, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PHOENIX COMPANIES, INC.

Date: January 28, 2014	By:	/s/ Bonnie J. Malley
	Name:	Bonnie J. Malley
	Title:	Executive Vice President
and Chief Financial Officer